First Quarter 2024 Investor Presentation Encore Capital Group, Inc. May 8, 2024 Exhibit 99.1

Encore Capital Group, Inc. 2 Legal Disclaimers The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results (including portfolio purchase volumes, collections and cash generation), supply, portfolio pricing, returns, run rates, tax rates, the consumer credit cycle and the impacts of inflation, interest rates and other macroeconomic factors. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Encore Capital Group, Inc. 3 Solid Q1 performance driven by strong portfolio purchasing and collections ▪ U.S. market continues to grow to record levels as both revolving credit and charge off rate are growing simultaneously ▪ U.S. market is our primary focus o Deployed a record $237M in Q1 at strong returns o Allocating a majority of our global deployment capital to U.S. (80% in Q1) ▪ Maintaining discipline and continuing to constrain deployment in U.K./Europe o U.K. consumer credit continues to grow slowly, but charge off rate remains low o European market remains highly competitive ▪ Q1 performance well-aligned with expectations as portfolio purchasing (up 7%), collections (up 10%) and cash generation1 (up 14%) are all off to a strong start in 2024 1) Cash generation defined as Adjusted EBITDA + collections applied to principal balance.

Encore Capital Group, Inc. 4 Our Business and Our Strategy o Purchase NPL portfolios at attractive cash returns o Focus on the consumer and ensure the highest level of compliance o Meet or exceed collection expectations o Maintain efficient cost structure o Minimize cost of funding o Market Focus o Competitive Advantage o Balance Sheet Strength Our Business Our Strategy

Encore Capital Group, Inc. 5 U.S. charge off rate hits a 10-year high and lending continues to grow Outstanding U.S. Revolving Credit and U.S. Credit Card Charge Off Rate Source: U.S. Federal Reserve, seasonally adjusted 0% 1% 2% 3% 4% 5% 6% 500 600 700 800 900 1000 1100 1200 1300 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 U.S. revolving credit U.S. credit card charge off rate $ B ill io n s +$237B $1.34T Mar 2024 4.24% Q4 2023

Encore Capital Group, Inc. 6 U.S. consumer credit card delinquency rates continue to grow, foreshadowing a continued increase in supply of charge offs Source: TransUnion 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 30+ Days 60+ Days 90+ Days U.S. Bankcard Balance Delinquency Rates 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 % o f B a la n c e s P a s t D u e

Encore Capital Group, Inc. 7 Highly favorable U.S. purchasing market conditions continue with robust supply and attractive portfolio pricing MCM (U.S.) Collections (in $M) 329 336 330 320 369 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 ▪ Market supply growth in the U.S. continues ▪ MCM portfolio purchases in Q1 were a record $237M at strong returns ▪ MCM collections of $369M in Q1 up 12% compared to Q1 2023 ▪ Consumer payment behavior remains stable ▪ Collections operation staffed appropriately to match higher purchase volumes

Encore Capital Group, Inc. 8 U.K. consumer credit continues to grow slowly and charge off rate remains low U.K. Consumer Credit Outstanding Balances and U.K. Annual Charge Off Rate Sources: Bank of England Database as at end Q4 2023. UK outstanding of total (excluding the Student Loans Company) sterling net unsecured lending to individuals (in sterling billions) not seasonally adjusted. Charge off rate only considers MFI data (Credit Card and Other loans to individuals) 0% 1% 2% 3% 4% 5% 0 50 100 150 200 250 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 U.K. Consumer Credit Outstanding Balances U.K. Annual Charge Off Rate 1.81% Q4 2023 £222B Mar 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 £ B ill io n s

Encore Capital Group, Inc. 9 We continue to be selective when purchasing portfolios in the competitive European market ▪ Cabot collections of $141M in Q1 2024 up 6% compared to Q1 2023 ▪ We believe ongoing U.K. consumer weakness is marginally impacting one-time settlements while payment plan retention rates remain stable ▪ Portfolio pricing, although somewhat improved, still does not consistently reflect the higher cost of capital ▪ Portfolio purchases of $59M in Q1 reflect our continued selective approach, which is now driving higher purchase price multiples ▪ Continue to manage costs to align with lower purchasing Cabot (Europe) Collections (in $M) 133 139 135 137 141 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Encore Capital Group, Inc. 10 Record U.S. purchasing in Q1: We continue to allocate capital toward our highest return opportunities Portfolio Purchases (in $M) 213 213 179 208 237 63 61 51 84 59 0 200 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 United States Europe 276 274 231 292 296 20% 80%

Encore Capital Group, Inc. 11 ERC growth driven by both attractive purchase price multiples and increased purchase volume in the U.S. Encore Portfolio Purchasing and Resulting ERC Added (in $M) 276 274 231 292 296 581 589 511 708 684 0 100 200 300 400 500 600 700 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Portfolio Purchases ERC Added 1) ERC (Estimated Remaining Collections) Added represents a calculated approximation of the amount of ERC added for a given quarter based on the Total Estimated Gross Collections (as defined in the 10-Q) for the quarter. See the table "Purchase Price Multiple" in the Company's 10-Q filings for the respective periods for additional detail. 1

Encore Capital Group, Inc. 12 Collections in Q1 were up 10% compared to Q1 2023 Note: Global, U.S. and Europe collections in Q1 2024 were 99%, 100% and 96% (98% in constant currency) of the Dec 31, 2023 portfolio ERC forecast for the period as reported, respectively, for portfolios purchased prior to Dec 31, 2023. Collections by Geography (in $M) 329 336 330 320 369 133 139 135 137 141 0 500 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 United States Europe Other 458465477 462 511

Encore Capital Group, Inc. 13 Detailed Financial Discussion

Encore Capital Group, Inc. 14 Q1 2024 Key Financial Measures and Impacts Key Financial Measures Q1 2024 Q1 2023 Q1 2024 vs. Q1 2023 Collections $511M $462M +10% Revenues1 $328M $313M +5% Portfolio Purchases $296M $276M +7% ERC2 $8.31B $7.79B +7% Operating Expenses $245M $242M +1% GAAP Net Income $23M $19M +25% GAAP EPS $0.95 $0.75 +27% 1) Includes changes in recoveries of (-$12M) and (-$10M) in Q1 2024 and Q1 2023, respectively. 2) 180-month Estimated Remaining Collections at March 31, 2024. Impacts from Changes in Recoveries Q1 2024 Impact Q1 2024 EPS Impact Recoveries above forecast $1M $0.00 Changes in expected future recoveries ($13M) ($0.46) Changes in recoveries ($12M) ($0.46)

Encore Capital Group, Inc. 15 Similar to collections, the past several quarters of higher deployments has led to meaningful growth in cash generation Encore Quarterly Cash Generation1 (in $M) 0 50 100 150 200 250 300 350 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Adjusted EBITDA Collections applied to principal balance 1) Cash generation defined as Adjusted EBITDA + collections applied to principal balance. 2) See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 2

Encore Capital Group, Inc. 16 Leverage ratio remains within our target range 2.8x 2.7x 2.4x 1.9x 2.4x 2.9x 2.8x 0.0x 1.0x 2.0x 3.0x 4.0x Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Leverage Ratio Leverage 1) Leverage Ratio utilizes non-GAAP metrics and is defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for calculations and a reconciliation to GAAP. 1 Target Leverage Ratio Range

Encore Capital Group, Inc. 17 Our funding structure is well diversified Debt Maturity Profile1 at March 31, 2024 (in $M) 378 379 556 500 316 368 175 322 100 230 20 478 554 368 1,194 730 - 200 400 600 800 1,000 1,200 1,400 2024 2025 2026 2027 2028 2029 As of March 31, 2024, available capacity under Encore’s global senior facility was $827M, not including non-client cash and cash equivalents of $153M Q1 activities included: ▪ Issued $500M of 2029 Senior Secured Notes as a first-time issuer in the U.S. ▪ Used the proceeds to pay down the revolver in anticipation of redeeming $379M 2026 Senior Secured Notes at par in November 2024 Bonds 64% Revolving Credit Facility 11% U.S. Facility 5% Private Placement Notes 1% Convertible Notes 10% Securitisation Facility 10% 1) Note: Does not include other borrowings of approximately $66M.

Encore Capital Group, Inc. 18 Our Financial Priorities o Preserve financial flexibility o Target leverage1 between 2.0x and 3.0x o Maintain a strong BB debt rating o Portfolio purchases at attractive returns o Strategic M&A o Share Repurchases Deliver strong ROIC through the credit cycle Balance Sheet Objectives Capital Allocation Priorities 1) Leverage defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance), which we also refer to as our Leverage Ratio.

Encore Capital Group, Inc. 19 We believe Encore is truly differentiated from our competitors ▪ Encore is the largest player in the attractive U.S. debt buying market ▪ Our higher purchase price multiples lead to collecting more over a vintage’s lifetime which generates more cash, more earnings and higher returns ▪ Well-diversified global balance sheet offers flexible funding solutions and enables allocation of capital to highest return opportunities ▪ Over $8 billion in ERC represents enormous capacity to generate cash

Encore Capital Group, Inc. 20 Summary 2024 Guidance On track to deliver on our prior guidance: ▪ Portfolio purchasing to exceed 2023 total of $1,074M o Portfolio purchasing in Q1 up 7% ▪ Collections growth of ~8% to over $2,000M o Collections in Q1 up 10% 1) Cash generation defined as Adjusted EBITDA + collections applied to principal balance. Q1 2024 Summary ▪ Supply in U.S. market, where we are currently focused, continues to grow to record levels ▪ Deployed a record $237M in U.S. at strong returns ▪ Maintaining discipline and constraining deployment in U.K./Europe ▪ Q1 performance well-aligned with expectations as portfolio purchasing, collections and cash generation1 are all off to a strong start in 2024

Encore Capital Group, Inc. 21 Appendix

Encore Capital Group, Inc. 22 Non-GAAP Financial Measures This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included Pre-Tax ROIC as management uses this measure to monitor and evaluate operating performance relative to our invested capital and because the Company believes it is a useful measure for investors to evaluate effective use of capital. The Company has included Net Debt and Leverage Ratio as management uses these measures to monitor and evaluate its ability to incur and service debt. The Company has included Operating Expenses less impairment charges to calculate cash efficiency margin. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Income from Operations (used in Pre-Tax ROIC), Net Debt, Leverage Ratio, Operating expenses less impairment charges and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, income from operations, or operating expenses as indicators of the Company’s operating performance or liquidity. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Encore Capital Group, Inc. 23 Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, in $ thousands)) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 GAAP net income (loss), as reported $ 60,439 $ 31,494 $ (73,118) $ 18,626 $ 26,305 $ 19,339 $ (270,762) $ 23,239 Interest expense 37,054 39,308 42,313 46,835 49,983 50,558 54,501 55,765 Interest income (588) (749) - (944) (1,123) (1,315) (1,364) (1,368) Provision (Benefit) for income taxes 23,250 10,920 27,231 6,409 10,029 10,724 (934) 7,253 Depreciation and amortization 11,646 11,659 11,285 10,870 10,702 11,196 8,969 7,848 Stock-based compensation expense 5,119 3,191 3,171 4,052 3,873 3,092 2,837 3,357 Acquisition, integration and restructuring related expenses1 487 13 34 5,526 454 594 827 2,319 Impairment of intangible assets2 - - 4,075 - - - 18,726 - Net gain on derivative instruments3 - - - - - (3,512) 342 (195) Goodwill impairment2 - - - - - - 238,200 - Adjusted EBITDA $ 137,407 $ 95,836 $ 14,991 $ 91,374 $ 100,223 $ 90,676 $ 51,342 $ 98,218 Collections applied to principal balance4 $ 170,112 $ 179,163 $ 232,420 $ 182,981 $ 190,658 $ 188,872 $ 213,769 $ 214,551 1) Amount represents acquisition, integration and restructuring related expenses. For the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, amount represents costs related to headcount reductions at Cabot. The remainder of the costs relating to the reductions at Cabot are included in stock-based compensation expense. We adjust for these amounts because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 2) During the fourth quarter of 2023, we recorded a non-cash goodwill impairment charge of $238.2 million and a non-cash impairment of intangible assets of $18.7 million. In addition, we recorded a non-cash impairment of intangible assets of $4.1 million in the fourth quarter of 2022. We believe these non-cash impairment charges are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents gain or loss recognized on derivative instruments that are not designated as hedging instruments or gain or loss recognized on derivative instruments upon dedesignation of hedge relationships. We adjust for this amount because we believe the gain or loss on derivative contracts is not indicative of ongoing operations. 4) Amount represents (a) gross collections from receivable portfolios less (b) debt purchasing revenue, plus (c) proceeds applied to basis from sales of real estate owned (“REO”) assets and other receivable portfolios. A reconciliation of “collections applied to investment in receivable portfolios, net” to “collections applied to principal balance” is available in the Form 10-Q for the period ending March 31, 2024.

Encore Capital Group, Inc. 24 Reconciliation of Adjusted EBITDA to GAAP Net Income Twelve months ending (Unaudited, in $ thousands) Mar 31, 2023 Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 GAAP net income (loss), as reported $ 37,441 $ 3,307 $ (8,848) $ (206,492) $ (201,879) Interest expense 165,510 178,439 189,689 201,877 210,807 Interest income (2,281) (2,816) (3,382) (4,746) (5,170) Provision for income taxes 67,810 54,589 54,393 26,228 27,072 Depreciation and amortization 45,460 44,516 44,053 41,737 38,715 Stock-based compensation expense 15,533 14,287 14,188 13,854 13,159 Acquisition, integration and restructuring related expenses1 6,060 6,027 6,608 7,401 4,194 Impairment of intangible assets2 4,075 4,075 4,075 18,726 18,726 Net gain on derivative instruments3 - - (3,512) (3,170) (3,365) Goodwill impairment2 - - - 238,200 238,200 Adjusted EBITDA $ 339,608 $ 302,424 $ 297,264 $ 333,615 $ 340,459 Collections applied to principal balance4 $ 764,676 $ 785,222 $ 794,931 $ 776,280 $ 807,850 1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 2) During the fourth quarter of 2023, we recorded a non-cash goodwill impairment charge of $238.2 million and a non-cash impairment of intangible assets of $18.7 million. In addition, we recorded a non-cash impairment of intangible assets of $4.1 million in the fourth quarter of 2022. We believe these non-cash impairment charges are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents gain or loss recognized on derivative instruments that are not designated as hedging instruments or gain or loss recognized on derivative instruments upon dedesignation of hedge relationships. We adjust for this amount because we believe the gain or loss on derivative contracts is not indicative of ongoing operations. 4) Amount represents (a) gross collections from receivable portfolios less (b) debt purchasing revenue, plus (c) proceeds applied to basis from sales of real estate owned (“REO”) assets and other receivable portfolios. A reconciliation of “collections applied to investment in receivable portfolios, net” to “collections applied to principal balance” is available in the Form 10-Q for the period ending March 31, 2024.

Encore Capital Group, Inc. 25 Calculation of ROIC Reconciliation of Adjusted Income from Operations Last Twelve Months Ended (Unaudited, in $ thousands, except percentages) Mar 31, 2023 Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Numerator GAAP Income from operations $ 267,298 $ 236,422 $ 231,423 $ 16,535 $ 29,988 Adjustments:1 Acquisition, integration and restructuring related expenses2 6,611 6,578 7,159 7,952 4,355 Amortization of certain acquired intangible assets3 5,343 4,874 4,601 3,509 2,367 Impairment of intangible assets 4,075 4,075 4,075 18,726 18,726 Goodwill impairment --- --- --- 238,200 238,200 Adjusted income from operations $ 283,328 $ 251,949 $ 247,258 $ 284,922 $ 293,636 Denominator Average net debt $ 2,920,347 $ 2,895,640 $ 2,816,513 $ 3,015,644 $ 3,121,559 Average equity 1,215,266 1,232,717 1,195,856 1,058,082 1,069,007 Total average invested capital $ 4,135,613 $ 4,128,357 $ 4,012,369 $ 4,073,726 $ 4,190,566 LTM Adjusted Pre-tax ROIC 6.9% 6.1% 6.2% 7.0% 7.0% 1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company’s trade names and customer relationships, is the result of pre-acquisition activities. In addition, the expense related to these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.

Encore Capital Group, Inc. 26 Reconciliation of Net Debt 2018 2019 2020 (Unaudited, in $ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 $ 3,593 $ 3,530 $ 3,429 $ 3,513 $ 3,404 $ 3,354 $3,252 $ 3,282 Debt issuance costs and debt discounts 77 70 89 85 79 73 75 73 69 63 107 92 Cash & cash equivalents (217) (182) (205) (157) (167) (169) (187) (192) (188) (294) (170) (189) Client cash1 26 23 26 22 25 24 22 25 19 21 20 20 Net Debt $ 3,493 $ 3,442 $ 3,472 $ 3,440 $ 3,530 $ 3,459 $ 3,340 $ 3,419 $ 3,304 $ 3,144 $ 3,209 $ 3,205 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients. 2021 2022 2023 (Unaudited, in $ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Borrowings, as reported $ 3,152 $ 2,999 $ 2,796 $ 2,997 $ 2,934 $ 2,793 $ 2,690 $ 2,899 $ 3,082 $ 3,203 $ 3,114 $ 3,318 Debt issuance costs and debt discounts 68 64 60 58 55 50 45 42 44 42 38 41 Cash & cash equivalents (185) (199) (158) (190) (160) (154) (147) (144) (159) (185) (145) (158) Client cash1 23 24 28 29 26 19 18 18 19 22 19 16 Net Debt $ 3,058 $ 2,889 $ 2,727 $ 2,895 $ 2,855 $ 2,708 $ 2,607 $ 2,815 $ 2,986 $ 3,083 $ 3,026 $ 3,216 2024 (Unaudited, in $ millions) Q1 GAAP Borrowings, as reported $ 3,364 Debt issuance costs and debt discounts 47 Cash & cash equivalents (173) Client cash1 20 Net Debt $ 3,258

Encore Capital Group, Inc. 27 Debt/Equity and Leverage Ratio 2021 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Debt / Equity1 2.5x 2.2x 2.0x 2.5x 2.4x 2.3x 2.3x 2.5x 2.6x 2.6x 2.6x 3.5x Leverage Ratio2 2.1x 1.9x 1.8x 1.9x 1.9x 2.0x 2.1x 2.4x 2.7x 2.8x 2.8x 2.9x 1) GAAP Borrowings ÷ Total Encore Capital Group, Inc. stockholders’ equity 2) Leverage Ratio defined as Net Debt ÷ (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Debt / Equity1 5.9x 5.7x 4.6x 4.3x 4.1x 3.9x 3.7x 3.4x 3.8x 3.2x 2.9x 2.7x Leverage Ratio2 3.2x 3.0x 2.9x 2.8x 2.8x 2.7x 2.7x 2.7x 2.6x 2.4x 2.4x 2.4x 2024 Q1 Debt / Equity1 3.5x Leverage Ratio2 2.8x

Encore Capital Group, Inc. 28 Impact of Fluctuations in Foreign Currency Exchange Rates Note: Constant Currency figures are calculated by employing Q1 2023 foreign currency exchange rates to recalculate Q1 2024 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. Three Months Ended March 31, 2024 (Unaudited, in $M, except per share amounts) As Reported Constant Currency Collections $511 $506 Revenues $328 $324 ERC1 $8,307 $8,253 Operating Expenses $245 $241 GAAP Net Income $23 $23 GAAP EPS $0.95 $0.94 Borrowings1 $3,364 $3,344 1) At March 31, 2024

Encore Capital Group, Inc. 29 Cash Efficiency Margin 1,946 1,922 1,927 1,946 1,992 51.7% 51.2% 51.0% 51.2% 52.2% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 LTM Cash Receipts LTM Cash Efficiency Margin LTM Cash Efficiency Margin and LTM Cash Receipts (in $M) o Cash Efficiency Margin is a comprehensive measure of expense efficiency o We use LTM to match our long-term view of the business Note: Cash Efficiency Margin defined as (Cash receipts – Operating expenses – impairment charges) ÷ Cash receipts, where Cash receipts = Collections + Servicing revenue. See calculations on following page.

Encore Capital Group, Inc. 30 Calculation of Cash Efficiency Margin Note: Cash Efficiency Margin defined as (Cash receipts – Operating expenses – impairment charges) ÷ Cash receipts, where Cash receipts = Collections + Servicing revenue 1) We recorded a non-cash goodwill impairment charge of $238.2 million related to our Cabot business during the quarter ended December 31, 2023. We believe this non-cash impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 2) We recorded non-cash impairments of intangible assets of $4.1 million and $18.7 million in the quarters ended December 31, 2022 and December 31, 2023, respectively. We believe these non-cash impairment charges are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. (Unaudited, in $ thousands, except percentages) LTM Q1 2023 LTM Q2 2023 LTM Q3 2023 LTM Q4 2023 LTM Q1 2024 Collections $ 1,854,479 $ 1,833,290 $ 1,840,373 $ 1,862,567 $ 1,911,098 Servicing revenue 91,360 88,581 86,482 83,136 80,930 Cash receipts (A) $ 1,945,839 $ 1,921,871 $ 1,926,855 $ 1,945,703 $ 1,992,028 Operating expenses 943,997 941,001 947,866 1,206,145 1,208,448 Goodwill impairment charge1 --- --- --- (238,200) (238,200) Impairment of intangible assets2 (4,075) (4,075) (4,075) (18,726) (18,726) Operating expenses less impairment charges (B) $ 939,922 $ 936,926 $ 943,791 $ 949,219 $ 951,522 LTM Cash Efficiency Margin (A-B)/A 51.7% 51.2% 51.0% 51.2% 52.2%

Encore Capital Group, Inc. 31 Q1 2024 Cash Collections and Revenue Reconciliation 510 511 316 +1 195 0 100 200 300 400 500 Expected Cash Collections Recoveries Above Forecast (Over Performance) Cash Collections Portfolio Amortization Revenue from Receivable Portfolios Q1 2024 Collections and Revenue Reconciliation (in $M) $510M Expected Cash Collections, equal to the sum of 2023 ERC plus expected collections from portfolios purchased in Q1 2024 $1M Recoveries Above Forecast, cash collections above Expected Cash Collections for Q1 2024 $511M Cash Collections from debt purchasing business in Q1 2024 $195M Portfolio Amortization $316M Revenue from Receivable Portfolios (further detailed on the next slide) A A C CB D E B D E Note: For simplicity, amounts reported above do not include the immaterial impacts of put-backs and recalls, which were ~$4M for the three months ended March 31, 2024.

Encore Capital Group, Inc. 32 Components of Debt Purchasing Revenue in Q1 2024 316 303 +1 -13 0 50 100 150 200 250 300 350 Revenue from Receivable Portfolios Recoveries Above Forecast (Over Performance) Changes in Expected Future Recoveries Debt Purchasing Revenue Q1 2024 Debt Purchasing Revenue (in $M) 1. Revenue from Receivable Portfolios is revenue from expected collections and is a formulaic calculation based on the investment in receivable balance and an effective interest rate (EIR) that is established at the time of the purchase of each portfolio. 2. Changes in Recoveries is the sum of B + G 3. Recoveries Above/Below Forecast is the amount collected as compared to forecast for the period and represents over/under performance for the period. Colloquially referred to as “cash-overs” or “cash-unders”. 4. Changes in Expected Future Recoveries is the present value of changes to future ERC, which generally consists of: o Collections “pulled forward from” or “pushed out to” future periods (amounts either collected early or expected to be collected later); and o Magnitude and timing changes to estimates of expected future collections (which can be increases or decreases) 5. Debt Purchasing Revenue is the sum of E + F -12 Changes in Recoveries E B G H E B G H F F Debt Purchasing Revenue in the Financial Statements